UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 15, 2010

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA	95066
(Address of principal executive offices)	(Zip Code)

(831) 438-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2010, the Board of Directors of VirnetX Holding Corporation (the “Company”) approved the declaration of a one-time special cash dividend of $0.50 per share of the Company’s common stock (the “Dividend”) payable on or about July 15, 2010 to stockholders of record on July 1, 2010.  In connection with the Dividend, the Board of Directors of the Company also approved a cash distribution to holders of stock options under the Company’s 2007 Stock Plan.  The Company’s principal executive officer and principal financial officer will receive gross payments of approximately $438,000 and $196,000, respectively, in connection with the cash distribution to stock option holders.

Item 7.01.    Regulation FD Disclosure.

The information set forth under Item 5.02, “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers,” is incorporated herein by reference.

Holders of warrants to purchase shares of the Company’s common stock will not receive any cash payment pursuant to the Dividend unless and until such holders exercise their warrants.  Holders of the Company’s Series I Warrants pursuant to the Company’s private placement transaction that closed on September 11, 2009 will receive notice of the Dividend and the related adjustment to each Series I Warrant’s exercise price.  Holders of the Company’s $3.00 and $4.00 warrants to purchase shares of the Company’s common stock issued pursuant to the Company’s public offering that closed on January 30, 2009 will also receive notice of the Dividend, but, pursuant to the terms of the $3.00 and $4.00 warrants, there will be no adjustment to each such warrant’s exercise price.  The $3.00 and $4.00 warrants will expire, if not earlier exercised, on July 30, 2010.

On June 16, 2010, the Company issued a press release announcing the Dividend and the payment to the Company’s option holders described in Item 7.01 hereto.  A copy of this press release is attached as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release issued by VirnetX Holding Corporation on June 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRNETX HOLDING CORPORATION

Date: June 17, 2010	By:	/s/ Kendall Larsen
Name: Kendall Larsen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by VirnetX Holding Corporation on June 16, 2010.